UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 8, 2005
Date of Report (Date of earliest event reported)

XLR MEDICAL CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-59872	88-0488851
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 3400 Park Place, 666 Burrard Street
Vancouver, British Columbia	V6C 3P6
(Address of principal executive offices)	(Zip Code)

(604) 676-5247
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements”. These statements, identified by words such as “plan”, “anticipate”, “believe”, “estimate”, “should”, “expect”, and similar expressions, include our expectations and objectives regarding our future financial position, operating results and business strategy. The statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those described in the forward-looking statements. Such risk and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update any forward-looking statements to reflect actual results or changes in the factors affecting such forward-looking statements. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission, particularly our annual reports on Form 10-KSB, our quarterly reports on Form 10-QSB and our current reports on Form 8-K.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into Debt Settlement Agreement with The Charles F. White Corporation

Effective December 8, 2005, we entered into an agreement (the “Debt Settlement Agreement”) with our wholly owned subsidiary, 689158 B.C. Ltd. (“XLR Sub”) and The Charles F. White Corporation (“CFW”) whereby the parties agreed to release each other from any and all liabilities relating to the loan agreement between XLR Sub and CFW dated March 8, 2004 (the “Loan Agreement”) and the guarantee provided by us in connection with the Loan Agreement (the “Guarantee”).

Pursuant to the Debt Settlement Agreement, we agreed to issue to CFW a total of 1,250,000 shares of our common stock (the “Settlement Shares”) and to renounce any rights that we had to the 826,420 common shares of TechniScan, Inc. that we had pledged as collateral pursuant to the Loan Agreement and the Guarantee. In exchange, CFW agreed to release us and XLR Sub from any and all liabilities or obligations in connection with the Loan Agreement and the Guarantee. The Settlement Shares were issued to CFW on December 8, 2005.

Entry into Settlement Agreement with Former Chief Executive Officer and Director

Effective December 13, 2005, we entered into an agreement with Peter A. Hogendoorn, our former President and Chief Executive Officer, and a former member of our Board of Directors, whereby Mr. Hogendoorn agreed to release us from any and all liabilities or obligations owed to him (the “Hogendoorn Agreement”). Mr. Hogendoorn agreed to return to us the remaining 2,000,000 shares of our common stock owned by him. These shares will be cancelled and returned to treasury.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Debt Settlement Agreement between 689158 B.C. Ltd., The Charles F. White Corporation and XLR Medical Corp. dated December 8, 2005.

10.2	Settlement and Transfer Agreement between XLR Medical Corp. and Peter A. Hogendoorn, dated December 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLR MEDICAL CORP.

Date: December 13, 2005	By:	/s/ Logan B. Anderson

	Title:	Logan B. Anderson
Secretary, Treasurer and
Chief Financial Officer